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                        AMENDMENT TO EMPLOYMENT AGREEMENT

         This AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment"), effective as of August 3, 2001, is made by and among Insignia Financial Group, Inc., a Delaware Corporation (the "Company"), and Ronald Uretta ("Executive").

         WHEREAS, Executive is presently employed by the Company pursuant to an Employment Agreement, entered into as of August 3, 1998, by and between Executive and Insignia/ESG Holdings, Inc. (the Company's predecessor in interest) (the "Agreement"); and

         WHEREAS, Executive and the Company desire to amend the Agreement as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, Executive and the Company agree as follows:

         1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

         2. AMENDMENT TO SECTION 1. Section 1 of the Agreement is amended to replace the phrase "three years from the Commencement Date" with the phrase "on December 31, 2003", thereby causing the term of the Agreement to end on December 31, 2003, subject to earlier termination as set forth in the Agreement.

         3. AMENDMENT TO SECTION 4(A). Effective as of January 1, 2002, Section 4(a) of the Agreement is amended to replace "$500,000" with "$600,000", thereby setting the Base Salary at the rate of $600,000 per annum.

         4. CLUB MEMBERSHIP. The Company shall reimburse Executive for a one time initiation fee to a golf club in an amount up to $75,000, and shall reimburse Executive for annual membership dues to said club in an amount up to $20,000 per annum during the Employment Period. Said club membership shall be used by Executive for purposes of business development and maintenance.

         5. AFFIRMATION. Except as amended hereby, the Agreement shall remain in full force and effect.

         6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.


                                     INSIGNIA FINANCIAL GROUP, INC.


                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Its:
                                         -----------------------------------



                                     ---------------------------------------
                                                    RONALD URETTA


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